Exhibit 99.1
March 8, 2023
Ferguson Share Repurchase Program - Weekly Report
Ferguson plc (NYSE: FERG, LSE: FERG) (the “Company”) announces today that it purchased a total of 73,231 of its ordinary shares in the period from February 27, 2023, up to and including March 3, 2023, in connection with its $2.5 billion share repurchase program.
Aggregated information about the purchases carried out during this period

Trading day	Aggregate daily volume (in number of shares)	Daily weighted average purchase price of the shares	Trading venue
February 27, 2023	6,865	11,952.0881	XLON
February 28, 2023	20,967	11,923.7743	XLON
March 1, 2023	27,516	11,920.0000	XLON
March 2, 2023	4,199	11,955.6617	XLON
March 3, 2023	13,684	12,030.0000	XLON

The Company intends to hold these shares in treasury. Following the purchase of these shares (including those purchased but not yet settled), the number of shares held by the Company in treasury will be 26,116,518.
Following the purchase of these shares, the remaining number of ordinary shares in issue will be 206,054,664. The figure of 206,054,664 may be used by shareholders (and others with notification obligations) as the denominator for the calculations by which they will determine if they are required to notify their interest in, or a change to their interest in, the Company under the Disclosure Guidance and Transparency Rules.
In accordance with Article 5(1)(b) of Regulation (EU) No 596/2014 (the Market Abuse Regulation), as it forms part of UK law by virtue of the European Union (Withdrawal) Act 2018, and the Commission Delegated Regulation (EU) 2016/1052, detailed information about the individual purchases is attached to this announcement.
http://www.rns-pdf.londonstockexchange.com/rns/1281S_1-2023-3-7.pdf
For further information please contact:
Brian Lantz, Vice President IR and Communications              +1 224 285 2410
Pete Kennedy, Director of Investor Relations                      +1 757 603 0111

March 14, 2023
Ferguson Share Repurchase Program - Weekly Report
Ferguson plc (NYSE: FERG, LSE: FERG) (the “Company”) announces today that it purchased a total of 300,864 of its ordinary shares in the period from March 6, 2023, up to and including March 10, 2023, in connection with its $2.5 billion share repurchase program.
Aggregated information about the purchases carried out during this period

Trading day	Aggregate daily volume (in number of shares)	Daily weighted average purchase price of the shares	Trading venue
March 6, 2023	12,072	11,997.3016	XLON
March 7, 2023	4,711	11,615.0000	AQXE
March 7, 2023	22,330	11,615.0000	BATE
March 7, 2023	20,315	11,615.0000	CHIX
March 7, 2023	54,084	11,615.0000	XLON
March 7, 2023	6,611	11,615.0000	TRQX
March 8, 2023	19,651	11,739.5970	XLON
March 9, 2023	32,100	11,685.0000	XLON
March 10, 2023	7,999	11,325.0000	AQXE
March 10, 2023	27,423	11,325.0000	BATE
March 10, 2023	25,324	11,325.0000	CHIX
March 10, 2023	57,292	11,325.0000	XLON
March 10, 2023	10,952	11,325.0000	TRQX

The Company intends to hold these shares in treasury. Following the purchase of these shares (including those purchased but not yet settled), the number of shares held by the Company in treasury will be 26,417,382.
Following the purchase of these shares, the remaining number of ordinary shares in issue will be 205,753,800. The figure of 205,753,800 may be used by shareholders (and others with notification obligations) as the denominator for the calculations by which they will determine if they are required to notify their interest in, or a change to their interest in, the Company under the Disclosure Guidance and Transparency Rules.
In accordance with Article 5(1)(b) of Regulation (EU) No 596/2014 (the Market Abuse Regulation), as it forms part of UK law by virtue of the European Union (Withdrawal) Act 2018, and the Commission Delegated Regulation (EU) 2016/1052, detailed information about the individual purchases is attached to this announcement.
http://www.rns-pdf.londonstockexchange.com/rns/7806S_1-2023-3-13.pdf
For further information please contact:
Brian Lantz, Vice President IR and Communications              +1 224 285 2410
Pete Kennedy, Director of Investor Relations                      +1 757 603 0111